**APPENDICES**

1. Balance Sheets as at July 31, 2006 and December 31, 2005 based on US-GAAP
2. Statements of Operations and Comprehensive Loss for the seven-month period ended July 31, 2006 and 2005 and the period March 31, 2004 (Inception) – July 31, 2006 based on US-GAAP
3. Statements of Cash Flows for the seven-month period ended July 31, 2006 and 2005 and the period March 31, 2004 (Inception) – July 31, 2006 based on US-GAAP
4. Statements of Changes in Stockholders' Equity (Deficieny) for the seven-month period ended July 31, 2006, the financial year ended 2005 and the period March 31, 2004 (Inception) – July 31, 2006 based on US-GAAP
5. Notes to the interim financial statements based on US-GAAP

VitaVea AG, Neukirchen-Vluyn, Germany
(a development stage company)

Balance Sheets as at July 31, 2006 and December 31, 2005
(unaudited)

| Assets | Note | 07/31/2006 USD | 12/31/2005 USD |
|---|---|---|---|
| **Current Assets** | | | |
| Cash and cash equivalents | III. 1 | 46.035 | 1.153.461 |
| Receivables and other assets | III. 2 | 83.459 | 125.162 |
| Inventories | III. 3 | 0 | 0 |
| **Total current assets** | | **129.494** | **1.278.623** |
| Office and other equipment | III. 4 | 2.456 | 752 |
| Intangible assets | III. 5 | 26.931 | 27.185 |
| **Total long-term assets** | | **29.387** | **27.937** |
| Deferred tax assets | III. 6 | 0 | 0 |
| **Total assets** | | **158.881** | **1.306.560** |

| Liabilities and stockholders' equity (deficit) | Note | 07/31/2006 USD | 12/31/2005 USD |
|---|---|---|---|
| **Current liabilities** | | | |
| Trade accounts payable | III. 7 | 183.362 | 103.404 |
| Other liabilities | III. 7 | 7.589 | 18.401 |
| Accrued liabilities | III. 8 | 93.199 | 22.540 |
| **Total Current liabilities** | | **284.150** | **144.345** |
| Long term loans | III. 9 | 22.981 | 1.893.335 |
| **Total liabilities** | | **307.131** | **2.037.680** |
| **Stockholders' equity (deficit)** | | | |
| Subscribed capital | | 68.350 | 68.350 |
| Authorized | | | |
| 50,000 common shares, par value EURO 1.00 | | | |
| Issued and outstanding | | | |
| 50,000 common shares | | | |
| Additional paid in capital | | 1.244.485 | 0 |
| Deficit accumulated during the development stage | | (1.389.457) | (829.350) |
| Accumulated other comprehensive income: | | | |
| Foreign currency translation adjustment | | (71.628) | 29.880 |
| **Total stockholders' equity (deficit)** | III. 10 | **(148.250)** | **(731.120)** |
| **Total liabilities and stockholders' equity (deficit)** | | **158.881** | **1.306.560** |

The accompanying notes are an internal part of these financial statements.

**VitaVea AG, Neukirchen-Vluyn, Germany**
**(a development stage company)**

**Statements of Operations and Comprehensive Loss based on US-GAAP**
**for the seven-month period ended July 31, 2006 and 2005**
**and the period March 31, 2004 (Inception) - July 31, 2006**
**(unaudited)**

| | | 01/01/2006 - 07/31/2006 USD | 01/01/2005 - 07/31/2005 USD | Cumulative amounts from inception (3/31/2004) - 07/31/2006 USD |
|---|---|---|---|---|
| **Revenues** | | | | |
| Sales | | 598 | 873 | 14.035 |
| Cost of goods sold | IV. 1 | (275) | (21.117) | (44.888) |
| **Gross Margin** | | **323** | **(20.244)** | **(30.853)** |
| **Expenses** | | | | |
| General & administrative expenses | IV. 2 | (189.355) | (59.529) | (341.081) |
| Other selling & marketing expenses | IV. 3 | (1.170.877) | (85.364) | (1.812.138) |
| **Total expenses** | | **(1.360.232)** | **(144.893)** | **(2.153.219)** |
| Other income / (expenses) | | | | |
| Interest and similar expenses | | (7.625) | (2.148) | (26.952) |
| Other Interest and similar income | | 17.842 | 167 | 31.988 |
| Other income | | 158 | 0 | 158 |
| Total other income/(expenses) | | 10.375 | (1.981) | 5.194 |
| **Operating loss before extraordinary item** | | **(1.349.534)** | **(167.118)** | **(2.178.878)** |
| Extraordinary gain | V. 2 | 789.427 | 0 | 789.427 |
| **Loss before income taxes** | | **(560.107)** | **(167.118)** | **(1.389.451)** |
| Provision for income taxes | IV. 4 | 0 | 0 | (6) |
| **Net loss** | | **(560.107)** | **(167.118)** | **(1.389.457)** |
| **Other comprehensive income (loss)** | | | | |
| Foreign currency translation adjustment | | (101.508) | 2.679 | (71.628) |
| **Comprehensive loss** | | **(661.615)** | **(164.439)** | **(1.461.085)** |
| **Basic and diluted net loss per share** | | (11,20) | (3,34) | |
| **Weighted average number of common** Shares outstanding | | 50.000 | 50.000 | |

VitaVea AG, Neukirchen-Vluyn, Germany
(a development stage company)

Statements of Cash Flows based on US-GAAP
for the seven-month period ended July 31, 2006 and 2005
and the period March 31, 2004 (Inception) - July 31, 2006
(unaudited)

| | Note | 01/01/2006 - 07/31/2006 USD | 01/01/2005 - 07/31/2005 USD | Cumulative amounts from interception (03/31/2004) - 07/31/2006 USD |
|---|---|---|---|---|
| **Cash Flows from Operating activities** | | | | |
| Net loss | | (560.107) | (167.118) | (1.415.365) |
| Adjustments to reconcile net income to net cash used in operating activities: | | | | |
| Non-cash extraordinary gains | V. 2 | (789.427) | 0 | (763.519) |
| Impairment loss on inventories | | 0 | 19.107 | 37.902 |
| Depreciation and amortization of assets | | 1.042 | 996 | 3.556 |
| Changes in operating assets and liabilities: | | | | |
| Increase / (Decrease) in accrued liabilities | | 70.659 | (1.143) | 93.199 |
| Decrease/(Increase) in assets not allocated to investing or financing activities | | 41.704 | (53.941) | (121.360) |
| Increase in trade liabilities as well as other liabilities not allocated to investing or financing activities | | 69.146 | 15.712 | 190.951 |
| **Net cash used in operating activities** | | **(1.166.983)** | **(186.387)** | **(1.974.636)** |
| **Cash Flows form Investing activities** | | | | |
| Additions to equipment | | (2.492) | 0 | (3.288) |
| Additions to intangible assets | | 0 | (30.147) | (29.655) |
| **Net cash used in investing activities** | | **(2.492)** | **(30.147)** | **(32.943)** |
| **Cash Flows from financing activities** | | | | |
| (Repayments)/Proceeds of funds from long-term loans | | (1.225.205) | 551.295 | 668.130 |
| Proceeds of funds from payments into additional paid in capital | V. 2 | 1.244.485 | 0 | 1.244.485 |
| Proceeds of funds from payments into subscribed capital | | 0 | 0 | 68.350 |
| **Net cash used in financing activities** | | **19.280** | **551.295** | **1.980.965** |
| **Effects of foreign currency translation on cash and cash equivalents during the period** | | 42.769 | 7.828 | 72.649 |
| **Net (decrease)/ increase in cash and cash equivalents** | | **(1.107.426)** | **342.589** | **46.035** |
| Cash and cash equivalents at the beginning of the reporting period | | **1.153.461** | **7.886** | **0** |
| **Cash and cash equivalents at the end of the reporting period** | V. 1 | **46.035** | **350.475** | **46.035** |
| **Cash paid for:** | | | | |
| Interest | | 10.217 | 4.909 | 5.036 |
| Income taxes | | 0 | 0 | 0 |

VitaVea AG, Neukirchen-Vluyn, Germany
(a development stage company)

Statements of Changes in Stockholders' Equity (Deficiency) based on US-GAAP
for the period March 31, 2004 (Inception) - July 31, 2006
(unaudited)

| | Subscribed capital | | Capital surplus | Accumulated during the development stage | Accumulated other comprehensive Income (Loss) | Total |
|---|---|---|---|---|---|---|
| | Number of shares | Par value | | | | |
| | USD | | USD | USD | USD | USD |
| **March 31, 2004** | **0** | **0** | **0** | **0** | **0** | **0** |
| Net loss | 0 | 0 | 0 | (51.749) | 0 | (51.749) |
| Increase in subscribed capital | 50.000 | 68.350 | 0 | 0 | 0 | 68.350 |
| Additional paid-in capital | 0 | 0 | 0 | 0 | 0 | 0 |
| Foreign currency translation adjustment | 0 | 0 | 0 | 0 | (5.150) | (5.150) |
| **December 31, 2004** | **50.000** | **68.350** | **0** | **(51.749)** | **(5.150)** | **11.451** |
| Net loss | 0 | 0 | 0 | (777.601) | 0 | **(777.601)** |
| Increase in subscribed capital | 0 | 0 | 0 | 0 | 0 | **0** |
| Additional paid in capital | 0 | 0 | 0 | 0 | 0 | **0** |
| Foreign currency translation adjustment | 0 | 0 | 0 | 0 | 35.030 | **35.030** |
| **December 31, 2005** | **50.000** | **68.350** | **0** | **(829.350)** | **29.880** | **(731.120)** |
| Net loss | 0 | 0 | 0 | (560.107) | 0 | **(560.107)** |
| Increase in subscribed capital | 0 | 0 | 0 | 0 | 0 | **0** |
| Additional paid-in capital | 0 | 0 | 1.244.485 | 0 | 0 | **1.244.485** |
| Foreign currency translation adjustment | 0 | 0 | 0 | 0 | (101.508) | **(101.508)** |
| **July 31, 2006** | **50.000** | **68.350** | **1.244.485** | **(1.389.457)** | **(71.628)** | **(148.250)** |

The accompying notes are an internal part of these financial statements.

VitaVea AG,
Neukirchen-Vluyn, Germany
(a development stage company)

**Notes to the interim financial statements**

based on US-GAAP
(unaudited)

(converted into USD)

## Table of Contents

# I. General Information

## 1. General information on the company

VitaVea AG, Neukirchen-Vluyn, Germany ("VitaVea" or "Company"), was established on March 31, 2004 (No. 500 of the Deed Register for 2004 of the Notary Dr. Christian Lettmann, Moers) with a nominal share capital of Euro 50,000 (USD 68,350). The capital contributions were as follows:

| Name | Share of subscribed capital in USD | Share of subscribed capital in % |
|---|---|---|
| Birka Markhoff, Kamp-Lintfort | 68,350 | 100.00 |
| | 68,350 | 100.00 |

The Company has been registered with the District Court [Amtsgericht] of Kleve under No. HRB 6339 since June 30, 2004.

By contract dated January 18, 2006 (notarized by the Notary Curt Noél, Duisburg-Meiderich, No. 59 of the deed register for 2006) Mrs. Marckhoff transferred 50,000 shares to WKB Beteiligungsgesellschaft mbH ("WKB"), registered with the District Court [Amtsgericht] of Duisburg under No. HRB 17370.

| Name | Share of subscribed capital in USD | Share of subscribed capital in % |
|---|---|---|
| WKB | 68,350 | 100.00 |
| | 68,350 | 100.00 |

According to agreements dating in April and May 2006, WBK transferred 4,500 shares to Crystalwood Holding Ltd.("Crystalwood").

| Name | Share of subscribed capital in USD | Share of subscribed capital in % |
|---|---|---|
| WKB | 62,198 | 91.00 |
| Crystalwood | 6,152 | 9.00 |
| | 68,350 | 100.00 |

By written consent of the financial authorities, dated March 17, 2006, the shareholders' meeting on March 29, 2006 (minutes thereof prepared by the Notary Curt Noél, Duisburg-Meiderich, No. 248 of the deed register for 2006) decided on an alternative financial year. The financial year now begins November 1 and ends

October 31. For 2006 a short financial year arises, which begins January 1, 2006 and ends October 31, 2006.

## 2. VitaVea's activities

VitaVea's business comprises the production and distribution of nutrition supplements. The primary product is labeled "Mentalvit".

The Company is also in possession of a patent in the area of lowering blood sugars. By means of this patent it is intended to develop approved medication as soon as possible.

Furthermore the Company intends to acquire shares in other companies in the field of nutrition supplements/wellness-products. This is supposed to broaden the Company's product range. Also, it is intended to use existing distribution channels and establish new contacts for VitaVea's products.

The potential customers targeted with the products of VitaVea are well-to-do and health-conscious older people. Due to the demographic development in Germany, the potential customer group has been and still is steadily growing. There is a well established market for high-quality nutrition supplements like "Mentalvit".

In order to quickly penetrate the targeted markets, the Company will discontinue the direct distribution of its products and start selling via discounters and so-called teleshops.

## 3. Risks and non-calculable aspects

As a mere trading company with no significant stock-keeping, the business risk is rather straightforward.

It will need to be seen, whether the newly developed presentation of the product will hold up in the market. Insofar the usual risks of market launches and presentations of new or modified products apply.

Another risk lies in assuring the quality of the products by the producers. It has to be guaranteed that the substantial regulations in the area of aliment and medication-like products are abided by.

The Company is considered to be development stage company as it has not generated significant revenue from operations.

## 4. Going Concern

The financial statements as of and for the seven-month period ended July 31, 2006 were prepared under the assumption that the company will continue as a going concern.

As company has so far failed to realize any substantial revenues and the stockholders' equity is negative due to the company's significant operating losses, there are substantial doubts about its ability to continue as a going concern.

The operations of the company have so far primarily been funded by loans received. The company's continued operations are dependent on the company's ability to obtain sufficient liquid funds and further equity financing or outside capital.

## 5. Basis for preparing the accounts

### General

The financial statements of VitaVea for the seven-month period ended July 31, 2006 have been prepared in accordance with Generally Accepted Accounting Principles in the United States of America ("US-GAAP") for interim financial information.

The accompanying financial statements do not include all information and footnote disclosures required for an annual set of financial statements prepared under US-GAAP. In the opinion of management, all adjustments (consisting solely of normal recurring accruals) considered necessary for a fair presentation of financial position, results of operations and cash flows as at July 31, 2006 and for all periods presented, have been included. Interim results for the seven-month period ended July 31, 2006 are not necessarily indicative of the results that may be expected for the fiscal year as a whole.

The financial statements for the year ended December 31, 2005 were also prepared on the basis of US-GAAP.

The financial statements have been drawn up in Euro and converted into USD. All balance sheet items are translated at the rate prevailing at the balance sheet date. The statements of operations and comprehensive loss were translated at the average rate during the fiscal period for reasons of simplification. Exchange rate fluctuations affecting stockholder's equity as well as currency translation differences from the use of different exchange rates to translate items on the statements of operations and comprehensive loss are reported under other comprehensive income as an adjustment item for foreign currency translation.

**Method of presentation**

The historical cost of acquisition or production is generally used as the valuation basis for assets and debts. Assets are capitalized if all the basic opportunities and risks associated with their use are attributable to VitaVea. The accounting principles and valuation methods are explained at the relevant balance sheet items.

The balance sheet is divided into long-term and current items. The statement of operations and comprehensive loss is presented using the cost of sales format. The composition of individual items in the balance sheet and statement of operations and comprehensive loss is explained in the notes.

**Estimates**

Preparation of the financial statements requires estimates and assumptions related to the reported amounts of the assets, liabilities and contingent assets and liabilities at the date of the balance sheet, as well as the reported amounts of revenues and expenses for the period. Although these estimates and assumptions were made with the greatest of care on the basis of all available information, the actual results may diverge from them.

**Segment reporting**

VitaVea was established in March 2004. Its structures and internal organization are currently being developed. Only minor turnovers have so far been achieved. Since direct distribution failed to generate substantial turnovers, it was discontinued. Because new distribution channels are currently being established, no segment reporting has been prepared so far.

## II. Accounting and valuation principles

### 1. Intangible assets

Intangible assets are capitalized if identifiable and it is probable that a future economic benefit is associated with the use of the asset. They are carried at cost of acquisition. Intangible assets with estimable useful lives are amortized on a straight-line basis over their respective estimated useful lives of up to 20 years to their estimated residual values; they are always reviewed for impairment whenever events or changed circumstances indicate that the book value of the asset may not be recoverable.

Capitalized intangible assets with an indefinite useful life are examined for impairment at least once a year, until such time as it is determined that the useful life is no longer indefinite.

Costs of internally developed intangible assets that are not specifically identifiable, that have indeterminate lives or that are inherent in a continuing business, related to an entity as a whole, are recognized as expense when incurred.

## 2. Office and other equipment

Office and other equipment is carried at cost of acquisition or production, and are depreciated as follows over their expected useful lives:

| Balance sheet item | Depreciation method | Depreciation period |
|---|---|---|
| | | |
| Technical equipment and machinery | straight-line method | 4 - 8 years |
| Office and other equipment | straight-line method | 3 - 10 years |

The cost of acquisition of office and other equipment consists of the purchase price including incidental acquisition costs. If equipment is sold or withdrawn, its cost of acquisition and cumulated depreciation is eliminated from the Balance Sheet, and the profit or loss arising from their sale is recorded in the Statement of Income.

The expected useful lives and the methods of depreciation are reviewed in each period in order to ensure that the method of depreciation and period of depreciation are in accordance with the expected economic benefit derived from office and other equipment.

## 3. Impairment of assets

Office and other equipment and intangible assets are reviewed for impairment whenever events or changed circumstances indicate that the book value of an asset may not be recoverable. The economic value of an asset to be held and used is measured by comparing the book value with the estimated future undiscounted cash flows that are expected to be generated by the asset. If the book value of the asset exceeds the estimated future undiscounted cash flows, an impairment charge is recognized by the amount by which the book value of the asset exceeds the fair value of the asset.

## 4. Receivables and other assets

Accounts receivable and other assets are carried at their nominal amount and, if associated with identifiable risks, reduced by a specific allowance for doubtful accounts.

## 5. Inventories

Merchandise inventories are capitalized at cost of acquisition, including purchase related costs. Physical stock-taking takes place annually. A valuation allowance is booked for slow-moving and other value-impaired goods.

## 6. Cash and cash equivalents

Cash and cash equivalents consider cash on hand and cash at bank and all highly liquid investments with original maturities of three months or less to be cash and cash equivalents. They are always valued at nominal value.

## 7. Deferred taxes

Deferred tax assets and liabilities are recognized for future implications arising from temporary differences between the Financial Statement carrying amount of existing assets and liabilities and their respective value in the balance sheet for tax purpose. Deferred tax assets and liabilities are measured using the statutory tax rates that are likely to apply in the years in which adjustment of these differences is expected. A valuation allowance is recorded to reduce the carrying amount of the deferred tax assets unless it is more likely than not that such assets will be realized. Deferred tax assets also include eligibility for tax reduction arising from the expected usage of net operating losses carried forward in subsequent years and whose realization is more likely than not. The assessment and valuation of the deferred tax assets is reviewed on each balance sheet date and treated in the light of current estimates.

## 8. Accrued Liabilities

Other accrued liabilities are recorded if there is an obligation to third parties, the availment of which is probable and if the expected level of the required provision amount can be estimated reliably. If new findings come to light or circumstances change, the other liabilities are routinely adjusted.

## 9. Liabilities

Liabilities are carried at their repayment amount. In so far as the disbursement amount of an obligation is less than the repayment amount, the liability is entered on the liabilities side at the lower amount paid; the discount is reported separately from the repayment amount.

## 10. Revenues

Revenues are realized when a definitive contract is in place, the goods have been delivered or the service has been provided, and the sales price is fixed or can be fixed.

Since the Company is in the start-up phase, only minor revenues have so far been generated.

## 11. Selling expenses

Advertising costs and other expenditure on selling and marketing are recognized directly as affecting net income.

## 12. Research & Development expenses

Expenditure on Research & Development is also recognized directly as affecting net income. VitaVea is currently not engaged in Research & Development activities.

## III. Notes to the Balance Sheets

## 1. Cash and cash equivalents

Liquid funds involve cash at bank and cash on hand. The change in cash is presented in the Company's Statement of Cash Flows.

| | 07/31/2006 | 12/31/2005 |
|---|---|---|
| | USD | USD |
| Short-term loans receivable; time deposit | 0 | 960,903 |
| Cash at bank | 13,976 | 184,964 |
| Cash on hand | 32,059 | 7,594 |
| Cash and cash equivalents in the Balance Sheet and Statement of Cash Flows | 46,035 | 1,153,461 |

Liquid funds are reported on the Balance Sheet at nominal value. For the purposes of the Statement of Cash Flows, liquid funds include cash, bank deposits that are available at any time, and other current liquid financial investments with an original term to maturity of not more than three months, such as short-term loans receivable.

There are no restrictions on the use of these credit balances.

## 2. Receivables and other assets

The terms to maturity of all the receivables and other assets are less than one year. It was not necessary to allow doubtful accounts.

| | 07/31/2006 | 12/31/2005 |
|---|---|---|
| | USD | USD |
| Other assets | 83,459 | 125,162 |
| | 83,459 | 125,162 |

Other assets consist of the following:

| | 07/31/2006 | 12/31/2005 |
|---|---|---|
| | USD | USD |
| VAT | 69,507 | 63,848 |
| Receivables from shareholder | 0 | 44,228 |
| Deposits | 6,356 | 5,905 |
| Other receivables | 7,596 | 11,182 |
| | 83,459 | 125,163 |

## 3. Inventories

In 2005, inventory was physically taken. Due to substantial quality impairments, the value of the inventories was reduced to zero. As at July 31, 2006 no new inventories were acquired.

## 4. Office and other equipment

The composition of office and other equipment at July 31, 2006 is shown in the following investment statement.

| | Office and other equipment | Total |
|---|---|---|
| | USD | USD |
| Cost of acquisition/production | | |
| Balance as of January 1, 2006 | 796 | 796 |
| Additions | 2,492 | 2,492 |
| Balance as of July 31, 2006 | 3,288 | 3,288 |
| Accumulated amortization | | |
| Balance as of January 1, 2006 | 44 | 44 |
| Amortization until July 31, 2006 | 788 | 788 |
| Balance as of July 31, 2006 | 832 | 832 |
| Book value as of July 31, 2006 | 2,456 | 2,456 |
| Book value as of January 1, 2006 | 752 | 752 |

Additions to office and other equipment mainly involved the acquisition costs of computers and related accessories.

## 5. Intangible assets

The composition of intangible assets as at July 31, 2006 is shown in the following investment statement.

| | Patents | Total |
|---|---|---|
| | USD | USD |
| Cost of acquisition | | |
| Balance as of January 1, 2006 | 29,655 | 29,655 |
| Additions | 0 | 0 |
| Balance as of July 31, 2006 | 29,655 | 29,655 |
| Accumulated amortization | | |
| Balance as of January 1, 2006 | 2,470 | 2,470 |
| Amortization until July 31, 2006* | 254 | 254 |
| Balance as of July 31, 2006 | 2,724 | 2,724 |
| Book value as of July 31, 2006 | 26,931 | 26,931 |
| Book value as of January 1, 2006 | 27,185 | 27,185 |

* including foreign currency differences

This item consists solely of the cost of acquisition of one patent. The patent is amortized over the period of patent protection of eight years.

## 6. Deferred tax assets

Deferred tax assets represent the pecuniary advantage of future tax savings due to existing losses carried forward. Since the company is still in the start-up phase, it is uncertain that future profits will make the full use of those tax advantages possible. A valuation allowance amounting to 100% of the tax asset's value is therefore booked at the cut-off date.

| | 07/31/2006 USD | 12/31/2005 USD |
|---|---|---|
| Deferred tax assets: | | |
| Net of operating loss carry forward | (220,682) | (306,372) |
| Valuation allowance | 220,682 | 306,372 |
| | 0 | 0 |

German tax loss carry forwards do not expire after a certain time.

## 7. Current liabilities

Current liabilities consist of the following:

| | 07/31/2006 USD | 12/31/2005 USD |
|---|---|---|
| Trade accounts payable | 183,362 | 103,404 |
| Other liabilities | 7,589 | 18,401 |
| | 190,951 | 121,805 |

All liabilities have a residual term to maturity of up to one year.

Other liabilities are classified as follows:

| | 07/31/2006 USD | 12/31/2005 USD |
|---|---|---|
| Interest on long-term loans | 0 | 17,914 |
| Payroll and church tax | 1,577 | 292 |
| Social benefits | 3,165 | 195 |
| Other liabilities | 2,847 | 0 |
| | 7,589 | 18,401 |

## 8. Accrued liabilities

Other accrued liabilities consist at July 31, 2006 of provisions for legal advice (USD 69,580) and the preparation and auditing of the financial statements (USD 23,619).

These are exclusively short-term provisions.

## 9. Long-term liabilities

| | 07/31/2006 | 12/31/2005 |
|---|---|---|
| | USD | USD |
| Long-term loans | 22,981 | 1,893,335 |
| | 22,981 | 1,893,335 |

Long-term liabilities comprise numerous small subordinate loans payable to various creditors totaling Euro 18,000 (USD 22,981). The loans bear a guaranteed interest of 4 % p.a. and a participation in the Company´s profits of up to 3 % of the nominal value of the loans. The loans can be withdrawn at the end of each financial year, at the earliest at December 31, 2006.

## 10. Stockholders' equity (deficit)

Stockholders' equity comprises the following items:

| | 07/31/2006 | 12/31/2005 |
|---|---|---|
| | USD | USD |
| Subscribed capital | 68,350 | 68,350 |
| Capital reserve | 1,244,485 | 0 |
| Deficit accumulated during the development stage | (1,389,457) | (829,350) |
| Accumulated other comprehensive income | (71,628) | 29,881 |
| | (148,250) | (731,119) |

The Company´s Articles of Association allow it to issue up to 50,000 shares of common stock, par value of EUR 1.00.

On March 31, 2004 the Company issued 50,000 shares of common stock for total proceeds of USD 68,350 (EUR 50,000).

With the approval of Supervisory Board, the Board of Directors is authorized to increase the number of shares by multiples of 25,000 common shares up to March 31, 2009.

We also refer to Appendix 4 to the Financial Statements for details of the stockholders' equity.

## IV. Notes to the Statements of Operations and Comprehensive Loss

### 1. Cost of goods sold

| | 01/01/2006 - 07/31/2006 USD | 01/01/2005 - 07/31/2005 USD |
|---|---|---|
| Net purchases | 275 | 2,010 |
| Impairment loss on inventories | 0 | 19,107 |
| | 275 | 21,117 |

### 2. General & administrative expenses

| | 01/01/2006 - 07/31/2006 USD | 01/01/2005 - 07/31/2005 USD |
|---|---|---|
| Consulting fees | 121,086 | 38,831 |
| Personnel expenses | 27,553 | 11,925 |
| Rent | 14,818 | 0 |
| Services | 9,878 | 2,738 |
| Depreciation / amortization | 3,067 | 996 |
| Leasing expense | 2,342 | 2,416 |
| Telephone, postage, office supplies | 966 | 482 |
| Miscellaneous | 9,645 | 2,141 |
| | 189,355 | 59,529 |

### 3. Other selling & marketing expenses

| | 01/01/2006 - 07/31/2006 USD | 01/01/2005 - 07/31/2005 USD |
|---|---|---|
| Advertising & Consulting | 1,143,322 | 73,439 |
| Personnel expenses | 27,555 | 11,925 |
| | 1,170,877 | 85,364 |

## 4. Income taxes

The Company is subject to a federal corporation tax rate of 25% on taxable income, plus a solidarity surcharge of 5.5% on the tax liability. The Company is also subject to trade tax on income; this tax is deducted when calculating the income for corporation tax purposes. The effective rate of trade tax for 2005 and 2006 is 17.7%, taking into account a collection rate of 430 %. This produces an effective total tax rate of 39.4 %.

The current tax gains have to be compared with the tax expenditures that would have been produced notionally if the applicable tax rates had been applied to the reported net income before taxes.

| | 01/01/2006 - 07/31/2006 USD | 01/01/2005 - 07/31/2005 USD |
|---|---|---|
| Loss before income taxes | (560,107) | (167,118) |
| Expected income tax expense | 0 | 0 |
| Increase in deferred tax asset (tax loss x 39.4%) | 220,682 | 65,844 |
| Valuation allowance | (220,682) | (65,844) |
| Actual income tax expense | 0 | 0 |

Deferred tax assets exclusively involve tax advantages from the use of losses carried forward. The valuation allowance is booked because of uncertainties concerning the recoverability of the tax advantages.

## V. Notes to the Statements of Cash Flows

### Non-cash Transactions

In the seven-month period ended July 31, 2006 non-cash financing transactions took place as follows:

On July 31, 2006 WKB agreed to waive a portion of its claim to Euro 1,578,000 (July 31, 2006: USD 2,014,633; December 31, 2005: USD 1,870,354).

The recoverable part of the claim was valued at Euro 974,767 (USD 1,244,485) and was transferred into additional paid in capital. The part deemed not recoverable, including accumulated interest claims in the amount of Euro 15,101 (USD 19,279), was booked as an extraordinary gain in the amount of Euro 618,334 (USD 789,427).

## VI. Other information

### 1. Contingent liabilities and assets

Other financial obligations resulting from tenancy and leasing agreements total USD 7,846 for the remaining five months of the year 2006 (previous year: USD 6,597). The residual terms to maturity are less than one year. (Previous year: one year).

### 2. Related Party Transactions

There were no such transactions to report on.

### 3. Subsequent Events

On August 4, 2006, the Company entered into an agreement whereby GA Computer Sciences Inc. ("GA") will acquire a 100 % interest in the Company. Under the terms of agreement, GA will pay Euro 300,000 to WBK on or before August 15, 2006 and issue a total of 34,350,000 shares of its common stock to the shareholders of the Company in exchange for all of the outstanding shares of the Company. In addition, a current officer and director of GA and a former director of GA, will transfer a total of 40,650,000 shares of GA's common stock to the principal shareholder of the Company at the price of USD 10,000.

On August 23, 2006, WBK extended the payment of the Euro 300,000 from August 15, 2006 to September 15, 2006. On September 15, 2006, WBK extended the payment of the Euro 300,000 from September 15, 2006 to September 30, 2006. On October 3, 2006, GA paid the Euro 300,000 to WBK by wire transfer. By verbal agreement, WBK confirmed that GA was not in default under the terms of the share purchase agreement.

On August 31, 2006, the Company entered into a loan agreement to borrow USD 1,000,000 from GA. The loan bears interest of 8 % p.a., is unsecured and is due on or before August 31, 2008.

On October 3, 2006, the Company entered into a loan agreement to borrow Euro 200,000 from GA. The loan bears interest of 8 % p.a., is unsecured and is due October 3, 2008.

On October 11, 2006, the Company entered into a loan agreement to borrow USD 150,000 from GA. The loan bears interest of 8 % p.a., is unsecured and is due October 11, 2008.

## 4. Members of the board of directors

Mr. Roger Lière, Sonsbeck, CEO

In the year ended December 31, 2005 a total of about USD 8,714 was spent on remuneration for members of senior management.

## 5. Members of the Supervisory Board

The supervisory board 2005 consisted of the following persons:

Chairman Mr. Günter Dölcken, Medical representative, Moers

Mr. Dr. Harald Kapell, Physician, Moers

Mr. Walter Krahl, Manager

All members of the supervisory board stepped down from their positions in June 2006. As the new supervisory board the stockholders' meeting on July 19, 2006 appointed the following persons:

Mr. Hans Büdding, Wesel

Mrs. Birka Marckhoff, Kamp-Lintfort

Mr. Ralf Victor, Wuppertal

**VitaVea AG**

___________
Roger Lière
CEO

Neukirchen-Vluyn, Germany